SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
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                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): June 24, 1997

                     PLY GEM INDUSTRIES, INC.
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        (Exact Name of Registrant as Specified in Charter)


          Delaware                  1-4087                11-1727150
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(State or Other Jurisdiction     (Commission            (IRS employer
     of Incorporation)           File Number)         Identification No.)


777 Third Avenue, New York, New York                         10017
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(Address of principal executive offices)                   (Zip Code)





Registrant's telephone number, including area code:     (212) 832-1550
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                          Not Applicable
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    (former name or former address, if changed since last report)




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Item 5. Other Events.

      On June 24, 1997, Ply Gem Industries, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Atrium Acquisition Holdings Corp., a Delaware corporation ("Parent") and Atrium/PG Acquisition Corp., a Delaware corporation ("Merger Sub"). Parent is a subsidiary of Atrium Corporation, a Delaware corporation ("Atrium"), which is a party to the Merger Agreement for certain limited purposes described therein. Parent and Atrium are affiliates of the investment firm Hicks, Muse, Tate & Furst, Inc.

      Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Merger Sub will be merged with and into the Company (the "Merger"), which shall be the surviving corporation and shall become a wholly owned subsidiary of Parent. In the Merger, each outstanding share of common stock, par value $0.25 per share, of the Company ("Company Common Stock") will be converted into the right to receive $18.75 in cash. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2 and which is incorporated herein by reference.

      Contemporaneously with the execution and delivery of the Merger Agreement, Jeffrey S. Silverman, Chairman of the Board and Chief Executive Officer of the Company, Dana R. Snyder, President and Chief Operating Officer of the Company, and Herbert P. Dooskin, Executive Vice President of the Company, entered into a Stockholders Agreement (the "Stockholders Agreement") with Parent and Merger Sub, which Stockholders Agreement was acknowledged by the Company. The foregoing description of the Stockholders Agreement is qualified in its entirety by reference to Exhibit A to the Merger Agreement, a copy of which is attached hereto as
Exhibit 2 and which is incorporated herein by reference.

      Contemporaneously with the execution and delivery of the Merger Agreement, Mr. Silverman also entered into a Non-Compete and Termination Agreement (the "Non-Compete Agreement") with Parent and the Company, a copy of which is included as Exhibit D to the Merger Agreement, a copy of which is attached hereto as
Exhibit 2 and which is incorporated herein by reference.

      Contemporaneously with the execution and delivery of the Merger Agreement, Mr. Dooskin also entered into a Termination and Release Agreement (the "Termination Agreement") with Parent and the Company, a copy of which is included as Exhibit E to the Merger Agreement, a copy of which is attached hereto as Exhibit 2 and which is incorporated herein by reference.

      A copy of the press release issued by the Company on June
25, 1997 is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.



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       2    Agreement and Plan of Merger, dated as of June 24,
            1997, by and among Atrium Acquisition Holdings
            Corp., Atrium/PG Acquisition Corp. and Ply Gem
            Industries, Inc.

      99    Press release issued by Ply Gem Industries, Inc.
            on June 25, 1997.



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                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 1997

                                PLY GEM INDUSTRIES, INC.
                                (Registrant)


                                By: /s/ HERBERT P. DOOSKIN
                                   ------------------------------
                                Name: Herbert P. Dooskin
                                Title: Executive Vice President


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                           EXHIBIT INDEX



       2    Agreement and Plan of Merger, dated as of June 24,
            1997, by and among Atrium Acquisition Holdings
            Corp., Atrium/PG Acquisition Corp. and Ply Gem
            Industries, Inc.

      99    Press release issued by Ply Gem Industries, Inc.
            on June 25, 1997.





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